UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-4889

H&Q Healthcare Investors
(Exact name of registrant as specified in charter)

30 Rowes Wharf, Fourth Floor, Boston, MA			02110-3328
(Address of principal executive offices)			(Zip code)

30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2005 to March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.                             REPORTS TO STOCKHOLDERS.

H&Q HEALTHCARE INVESTORS

Semiannual Report

March 31, 2006

To our Shareholders:

On March 31, 2006, the net asset value per share of the Fund was $19.64. During the six-month period ended March 31, 2006, total return at net asset value of your Fund was 4.85%. During the most recent quarter ended March 31, 2006, total return at net asset value of your Fund was 7.83%. The total investment return at market was 5.52% during the six-month period ended March 31, 2006 and was 6.62% during the quarter ended March 31, 2006. Comparisons to relevant indices are listed below:

Investment Returns	Quarter Ended 3/31/06	Six Months Ended 3/31/06
Investment Return at Market	+6.62%	+5.52%
Net Asset Value	+7.83%	+4.85%
NASDAQ Biotech Index (NBI)	+6.44%	+7.18%
S&P 500 Index	+4.21%	+6.38%

In the most recent quarter ended March 31, 2006, the investment return at market value and net asset value (NAV) of your Fund each returned more than 6% and 7% respectively, outperforming the NASDAQ Biotech Index (NBI) and the S&P 500 Index (S&P) for the period. In that same period, the NBI outperformed the S&P. However, for the six-month period ending 3/31/06, investment return at market and NAV underperformed these benchmark indexes.

In the approximately six weeks since the end of March 2006, the S&P index has been flat to slightly down, while the Fund and the NBI have exhibited a somewhat larger retreat. We think that this trend evidences some profit taking in biotechnology as well as some market rotation out of smaller capitalization healthcare investments into other non-healthcare sectors as well some movement into large pharma. We also think that these trends have been exacerbated by macroeconomic factors (e.g., inflation fears resulting from increased energy and hard commodity pricing, Federal Reserve actions, etc.) as well as by some momentum buying as the largest cap segments of the market (e.g., the Dow Jones Industrial Average) approached multi-year highs. Certain regulatory events have also been an impediment to advancement of the group. For example, CMS' initial proposal regarding re-setting of reimbursement for medical products was not well received by the marketplace. We expect that final negotiations to be played out over time will moderate the impact of any proposal adopted by CMS, but the initial proposal provided for significant reductions in Medicare reimbursement rates for a number of important products.

In the first half of calendar year 2005, a number of events in biotechnology sectors were well received by investors and, in our view, helped move the sector upward. Examples included positive results for Genzyme's Renagel product and for Genetech's Herceptin and Lucentis products. Also, Teva Pharmaceuticals obtained approval for generic versions of several prominent drugs, Amylin successfully launched a new drug, Byetta, for use in diabetes and Myogen demonstrated successful clinical data for a new heart failure drug. In aggregate, we believe that these and other events had a benefical effect on the sector. More recently there have been several program or product developments that we believe have had a negative impact on the sector. These include delays in key programs at Dov Pharmaceuticals and Encysive Pharmaceuticals, as well as failure of a clinical trial at Rigel Pharmaceuticals and at Inhibitex. We believe that these events, in combination with other events and macroeconomic factors have had a negative short term effect on the NBI and the sector generally. While we are not happy about these developments, we think that the biotech sector is approaching an oversold situation which may well present a buying opportunity for us in the not too distant future.

In the broader healthcare sectors, several trends have emerged of late. It appears that after multi-year stock price advancement, the Payer (i.e., HMO) and Provider (i.e., Hospital) sub-sectors of the Healthcare Market have slowed or even re-traced some gains of late. In addition, a number of the largest and probably best biotech companies, such as Genzyme, Gilead, Genentech and Amgen, have also retreated a bit after significant advancement in calendar year 2005. This recent price action may also produce a buying opportunity in the not too distant future.

During the six-month period ended March 31, 2006, within the public portfolio, the Fund established positions in several companies including Amgen, Inc., National Medical Health Card Systems, Inc., Idenix Pharmaceuticals, Inc., Imclone Systems, Inc., DJ Orthopedics Inc., and Myriad Genetics Inc. During the same six-month period, the Fund exited its positions in Millennium Pharmaceuticals, Inc., OSI Pharmaceuticals, Inc., Nuvelo, Inc., Alkermes, Inc., Intralase Corporation, and Medarex, Inc.

Within the venture and restricted securities portfolio during the six-month period ended March 31, 2006, the Fund made follow on investments in Xanthus Life Sciences, Inc. The Fund also increased its investment in Ceres, Inc. by participating in a cashless exercise of warrants. The Fund established positions in Akorn, Inc., Aveta, Inc., Cougar Biotechnology Inc. and Medwave, Inc.

As always, if you have any questions or comments, please call me at 617-772-8500. I would be happy to speak with you.

Daniel R. Omstead
President

H&Q HEALTHCARE INVESTORS

LARGEST HOLDINGS BY ISSUER

As of March 31, 2006

% of Net Assets
Conor Medsystems, Inc.	3.80%
Gilead Sciences, Inc.	3.36%
Genzyme Corp.	2.82%
Teva Pharmaceutical Industries, Ltd.	2.75%
Cubist Pharmaceuticals, Inc.	2.66%
Concentric Medical, Inc.	2.39%
Theravance, Inc.	2.09%
Medtronic, Inc.	2.08%
IDEXX Laboratories, Inc.	2.04%
Impax Laboratories, Inc.	1.94%

H&Q HEALTHCARE INVESTORS

PORTFOLIO

As of March 31, 2006

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

March 31, 2006

(Unaudited)

	CONVERTIBLE SECURITIES - 13.6% of Net Assets
SHARES	Convertible Preferred (Restricted) - 13.5%	VALUE
	Drug Discovery Technologies - 1.4%
2,380,953	Agilix Corporation Series B (a) (b)	$571,429
375,000	Ceres, Inc. Series C (a)	2,250,000
32,193	Ceres, Inc. Series C-1 (a) (c)	193,158
280,105	Ceres, Inc. Series D (a) (c)	1,680,630
845,375	Cougar Biotechnology Inc. Series A (a)	1,462,499
1,398,732	Galileo Pharmaceuticals, Inc. Series F-1 (a)	140
300,000	Zyomyx, Inc. Series A New (a)	30,000
300	Zyomyx, Inc. Series B New (a)	30
	Emerging Biopharmaceuticals - 3.8%
1,117,381	Agensys, Inc. Series C (a)	3,300,300
2,586,207	Corus Pharma, Inc. Series C (a)	1,500,000
1,818,182	Raven biotechnologies, Inc. Series B (a)	1,509,091
2,809,157	Raven biotechnologies, Inc. Series C (a)	2,331,600
4,083,022	Raven biotechnologies, Inc. Series D (a)	1,200,000
2,123,077	TargeGen, Inc. Series C (a)	2,760,000
47,407	Therion Biologics Corporation Series A (a)	57,837
240,000	Therion Biologics Corporation Series B (a)	292,800
407,712	Therion Biologics Corporation Series C (a) (c)	497,409
33,332	Therion Biologics Corporation Series C-2 (a) (c)	40,665
36,092	Therion Biologics Corporation Sinking Fund (a)	361
2,555,000	Xanthus Life Sciences, Inc. Series B (a)	2,555,000
	Healthcare Services - 3.9%
1,577,144	CardioNet, Inc. Series C (a) (b)	5,520,004
484,829	CytoLogix Corporation Series A (a) (b)	399,984
227,130	CytoLogix Corporation Series B (a) (b) (c)	187,382
160,000	I-trax, Inc. Series A (a)	5,584,000
5,384,615	PHT Corporation Series D (a) (b)	4,200,000
1,204,495	PHT Corporation Series E (a) (b)	939,506
	Medical Devices and Diagnostics - 4.4%
4,852,940	Concentric Medical, Inc. Series B (a) (b) (d)	6,794,116
1,744,186	Concentric Medical, Inc. Series C (a) (b)	2,441,860
683,000	Concentric Medical, Inc. Series D (a) (b)	956,200
222,222	EPR, Inc. Series A (a)	2,222
3,669,024	Labcyte, Inc. Series C (a)	1,920,000
160,000	Masimo Corporation Series D	1,760,000
1,632,653	OmniSonics Medical Technologies, Inc. Series B (a) (b)	2,181,224
1,547,988	OmniSonics Medical Technologies, Inc. Series C (a) (b)	1,800,001
65,217	TherOx, Inc. Series H (a)	247,825
149,469	TherOx, Inc. Series I (a) (c)	577,100
		$57,744,373

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

March 31, 2006

(Unaudited)

(continued)

PRINCIPAL AMOUNT	Convertible Notes (Restricted) - 0.1%	VALUE
	Healthcare Services - 0.1%
$300,000	CardioNet, Inc. Cvt. Note, 8.00% due 2006 (b) (c)	$300,000
168,337	CytoLogix Corporation Cvt. Note, 6.75% (b) (e)	168,337
		$468,337
	TOTAL CONVERTIBLE SECURITIES (Cost $68,062,993)	$58,212,710
SHARES	COMMON STOCKS - 85.6%
	Biopharmaceuticals - 29.0%
577,778	Akorn, Inc. (Restricted) (a) (c)	$2,386,801
373,750	Alexza Pharmaceuticals, Inc. (a)	3,644,063
98,800	Amgen, Inc. (a)	7,187,700
50,000	Biogen Idec Inc. (a)	2,355,000
493,886	Cubist Pharmaceuticals, Inc. (a)	11,344,561
512,859	Encysive Pharmaceuticals Inc. (a)	2,507,881
129,400	Endo Pharmaceuticals Holdings (a)	4,245,614
154,500	Forest Laboratories, Inc. (a)	6,895,335
51,500	Genentech, Inc. (a)	4,352,265
178,893	Genzyme Corporation (a)	12,025,187
230,825	Gilead Sciences, Inc. (a)	14,361,931
404,675	Idenix Pharmaceuticals Inc. (a)	5,491,440
140,500	Imclone Systems, Inc. (a)	4,779,810
246,623	Inhibitex Inc. (a)	1,790,483
778,450	Insmed Inc. (a)	1,517,978
1,048,756	Inspire Pharmaceuticals, Inc. (a)	5,484,993
158,690	MedImmune, Inc. (a)	5,804,880
408,000	MGI Pharma, Inc. (a)	7,140,000
168,960	Myriad Genetics Inc. (a)	4,408,166
124,080	PDL BioPharma Inc. (a)	4,069,824
165,000	Pfizer, Inc.	4,111,800
63,300	Pharmion Corporation (a)	1,140,666
278,300	Schering-Plough Corporation	5,284,917
392,849	Vivus, Inc. (a)	1,308,187
		123,639,482
	Drug Delivery - 2.7%
822,533	DepoMed, Inc. (a)	5,371,140
262,990	Noven Pharmaceuticals, Inc. (a)	4,736,450
56,806	Penwest Pharmaceuticals Co. (a)	1,232,122
		11,339,712
	Drug Discovery Technologies - 2.4%
69,840	Avalon Pharmaceuticals, Inc. (a)	352,692
207,432	Avalon Pharmaceuticals, Inc. (Restricted) (a)	995,155

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

March 31, 2006

(Unaudited)

(continued)

SHARES	Drug Discovery Technologies - continued	VALUE
93,931	Cougar Biotechnology Inc. (Restricted) (a)	$162,501
213,513	Senomyx, Inc. (a)	3,514,424
238,550	ZymoGenetics, Inc. (a)	5,157,451
300,000	Zyomyx, Inc. (Restricted) (a)	3,000
		10,185,223
	Emerging Biopharmaceuticals - 13.4%
391,698	ACADIA Pharmaceuticals, Inc. (a)	6,259,334
826,591	Ariad Pharmaceuticals, Inc. (a)	5,438,969
453,772	Barrier Therapeutics, Inc. (a)	4,392,513
86,930	DOV Pharmaceutical, Inc. (a)	1,389,141
465,050	Exelixis, Inc. (a)	5,585,250
677,239	Kosan Biosciences, Inc. (a)	3,988,938
60,500	Momenta Pharmaceuticals, Inc. (a)	1,189,430
62,073	Myogen, Inc. (a)	2,248,905
102,176	Myogen, Inc. warrants (a)	2,904,864
599,790	Neurogen Corporation (a)	3,712,700
297,663	Nitromed, Inc. (a)	2,500,369
626,580	Seattle Genetics, Inc. (a)	3,233,153
51,454	Telik, Inc. (a)	996,149
690,556	Tercica, Inc. (a)	4,626,725
318,291	Theravance, Inc. (a)	8,924,880
226,760	Therion Biologics Corporation (Restricted) (a)	2,268
		57,393,588
	Generic Pharmaceuticals - 9.3%
119,700	Barr Pharmaceuticals, Inc. (a)	7,538,706
828,524	Impax Laboratories, Inc. (a)	8,276,955
155,600	K-V Pharmaceutical Co. (a)	3,753,072
183,000	Medicis Pharmaceutical Corporation	5,965,800
177,500	Taro Pharmaceuticals Industries Ltd. (a)	2,474,350
285,569	Teva Pharmaceutical Industries, Ltd. ADR	11,759,731
		39,768,614
	Healthcare Services - 10.1%
131,000	Allscripts Healthcare Solutions, Inc. (a)	2,398,610
222,222	Aveta, Inc. (Restricted) (a)	2,999,997
26,125	DakoCytomation, Inc. (Restricted) (f)	271,961
239,000	Eclipsys Corporation (a)	5,642,790
389,319	Emageon, Inc. (a)	6,614,530
646,500	Emdeon Corporation (a)	6,982,200
141,000	Medco Health Solutions, Inc. (a)	8,068,020
198,905	National Medical Health Card Systems, Inc. (a)	5,569,340
306,208	Syntiro Healthcare Services (Restricted) (a)	306
625,000	Tenet Healthcare Corporation (a)	4,612,500
		43,160,254

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

March 31, 2006

(Unaudited)

(continued)

SHARES	Medical Devices and Diagnostics - 18.7%	VALUE
187,780	Adeza Biomedical Corporation (a)	$3,967,791
164,150	Affymetrix, Inc. (a)	5,405,460
852,150	Align Technology, Inc. (a)	7,814,216
57,500	Boston Scientific Corporation (a)	1,325,375
447,722	Conor Medsystems, Inc. (a)	13,163,027
109,200	Conor Medsystems, Inc. (Restricted) (a)	3,049,956
120,000	DJ Orthopedics Inc. (a)	4,771,200
136,000	Gen-Probe, Inc. (a)	7,496,320
28,500	Guidant Corporation	2,224,710
100,980	IDEXX Laboratories, Inc. (a)	8,720,633
160,000	Masimo Corporation (Restricted) (a)	1,600
175,000	Medtronic, Inc.	8,881,250
830,292	Medwave, Inc. (Restricted) (a) (c)	2,690,146
369,583	Orchid Cellmark, Inc. (a)	2,121,406
1,020,000	Orthovita, Inc. (a)	4,222,800
208,529	Songbird Hearing, Inc. (Restricted) (a)	2,085
546,875	VNUS Medical Technologies, Inc. (a)	4,150,781
		80,008,756
	TOTAL COMMON STOCKS (Cost $293,806,651)	$365,495,629
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 1.4%
$6,000,000	General Electric Capital Corp.; 4.63% due 04/03/06 (Cost $5,998,456)	$5,998,456
	TOTAL INVESTMENTS - 100.6% (Cost $367,868,100)	$429,706,795
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.6%)	$(2,644,492)
	NET ASSETS - 100%	$427,062,303

(a)  Non-income producing security.

(b)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $26,460,043).

(c)  Including associated warrants.

(d)  Includes 321,000 non-voting shares.

(e)  Variable maturity.

(f)  Foreign Security.

ADR  American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006

(Unaudited)

ASSETS:
Investments in non affiliated issuers, at value (identified cost $341,307,215; see Schedule of Investments)	$403,246,752
Investments in affiliated issuers, at value (identified cost $26,560,885; see Schedule of Investments)	26,460,043
Cash	72,376
Interest and dividends receivable	66,088
Receivable for investments sold	799,209
Prepaid expenses	51,082
Total assets	$430,695,550
LIABILITIES:
Payable for investments purchased	$3,071,495
Accrued advisory fee	416,613
Accrued audit fee	44,184
Accrued administration fee	5,199
Accrued legal fees	15,085
Accrued shareholder reporting fees	63,874
Accrued other	16,797
Total liabilities	$3,633,247
NET ASSETS	$427,062,303
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 21,749,270 shares issued and outstanding	$353,294,931
Accumulated net investment loss	(490,899)
Accumulated net realized gain on investments	12,419,577
Net unrealized gain on investments	61,838,694
Total net assets (equivalent to $19.64 per share based on 21,749,270 shares outstanding)	$427,062,303

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2006

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $6,337)	$84,344
Special dividend	1,615,318
Interest income from non affiliated issuers	767,265
Interest income from affiliated issuers	29,900
Total investment income		$2,496,827
EXPENSES:
Advisory fees	$2,451,307
Legal fees	89,726
Trustees' fees and expenses	85,601
Accounting, administration and auditing fees	76,311
Shareholder reporting	63,700
Custodian fees	51,506
Transfer agent fees	30,030
Stock exchange listing fee	12,465
Other (see note (3))	127,058
Total expenses		2,987,704
Net investment loss		($490,877)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments		$17,350,733
Increase in net unrealized gain on investments		2,398,359
Net realized and unrealized gain on investments		$19,749,092
Net increase in net assets resulting from operations		$19,258,215

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended March 31, 2006 (Unaudited)	For the year ended September 30, 2005
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($490,877)	($4,423,721)
Net realized gain on investments	17,350,733	34,435,090
Increase in net unrealized gain on investments	2,398,359	32,609,585
Net increase in net assets resulting from operations	$19,258,215	$62,620,954
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	($18,795,337)	($29,808,260)
CAPITAL SHARE TRANSACTIONS:
Value of shares issued in reinvestment of distributions (522,229 and 846,596 shares, respectively)	$9,481,853	$15,001,802
Net increase in net assets	$9,944,731	$47,814,496
NET ASSETS:
Beginning of period	417,117,572	369,303,076
End of period	$427,062,303	$417,117,572
ACCUMULATED NET INVESTMENT LOSS INCLUDED IN NET ASSETS AT END OF PERIOD	($490,899)	($22)

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF CASH FLOWS

For the Six Months Ended March 31, 2006

(Unaudited)

CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($146,615,313)
Net maturities of short-term investments	13,350,253
Sales of portfolio securities	143,690,688
Interest income received	25,893
Dividends received	1,694,172
Operating expenses paid	(3,012,862)
Net cash provided from operating activities	$9,132,831
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Cash distributions paid, net	($9,313,484)
Net cash used for financing activities	($9,313,484)
NET DECREASE IN CASH	($180,653)
CASH AT BEGINNING OF PERIOD	253,029
CASH AT END OF PERIOD	$72,376
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$19,258,215
Purchases of portfolio securities	(146,615,313)
Net maturities of short-term investments	13,350,253
Sales of portfolio securities	143,690,688
Accretion of discount	(769,814)
Net realized gain on investments	(17,350,733)
Increase in net unrealized gain on investments	(2,398,359)
Increase in interest receivable	(6,948)
Decrease in accrued expenses	(59,824)
Decrease in prepaid expenses	34,666
Net cash provided from operating activities	$9,132,831

Noncash financing activities not included herein consist of reinvested distributions of $9,481,853

Noncash operating activities not included herein consist of one conversion of restricted preferred stock with a cost of $3,008,325 to restricted common stock of the same issuer.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

	For the six months ended March 31, 2006		For the year ended September 30,
	(Unaudited)		2005	2004	2003	2002(1)	2001
Net asset value per share: Beginning of year	$19.65		$18.12	$19.63	$18.16	$27.35	$46.15
Net investment loss (2)	($0.02	)(3)	($0.21)	($0.28)	($0.23)	($0.28)	($0.20)
Net realized and unrealized gain (loss) on investments	0.89		3.18	0.57	3.87	(5.73)	(13.82)
Total increase (decrease) from investment operations	$0.87		$2.97	$0.29	$3.64	($6.01)	($14.02)
Capital gain distributions to shareholders	($0.88)		($1.44)	($1.80)	($2.17)	($3.18)	($4.78)
Net asset value per share: End of period	$19.64		$19.65	$18.12	$19.63	$18.16	$27.35
Per share market value: End of period	$18.75		$18.64	$18.11	$17.66	$14.10	$21.74
Total investment return at market value	5.52%		11.56%	12.99%	43.49%	(25.24%)	(27.23%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period	$427,062,303		$417,117,572	$369,303,076	$286,754,854	$242,005,778	$329,373,206
Ratio of operating expenses to average net assets	1.47	%*	1.56%	1.63%	1.65%	1.64%	1.42%
Ratio of net investment loss to average net assets	(0.24	%)*(3)	(1.17%)	(1.42%)	(1.27%)	(1.16%)	(0.62%)
Portfolio turnover rate	35.84%		92.68%	33.65%	32.80%	17.40%	16.17%
Number of shares outstanding at end of period	21,749,270		21,227,041	20,380,445	14,608,952	13,323,483	12,042,064

(1) In 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.009, an increase in net realized and unrealized loss on investments per share of $.009, and a decrease in the ratio of net investment loss to average net assets from (1.20%) to (1.16%). Per share data and ratios for the period prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

(3) Includes a special dividend from an issuer in the amount of $0.08 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.04%) annualized.

* Annualized.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

(Unaudited)

(1)  Organization

H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

Investment Securities & Investment Income

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Exchange traded investments for which market quotations are not readily available is valued at fair value as determined in good faith by the Trustees of the Fund. The value of venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the uncertainty of venture capital and other restricted security valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. See note 4 below. Short-term investments with maturity of 60 days or less are valued at amortized cost.

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

Distributions

The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

(continued)

Distribution Policy

Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at March 31, 2006.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Securities Transactions

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2006 totaled $148,899,596 and $139,646,183 respectively.

At March 31, 2006, the total cost of securities for Federal income tax purposes was $367,868,100. The net unrealized gain for Federal income tax purposes on securities held by the Fund was $61,838,694, including gross unrealized gain of $108,696,352 and gross unrealized loss of $46,857,658.

(3)  Investment Advisory Fees and Other Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Beginning July 1, 2006 the Fund will pay a monthly rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%

As of February 2005, Daniel R. Omstead, Ph.D, Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of the team that makes investments on behalf of the Fund. These members also perform other duties, including making

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

(continued)

investment decisions on behalf of another closed-end investment Company, H&Q Life Sciences Investors, which invests in the healthcare industries.

The Fund has entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2006 these payments amounted to $54,817 and are included in the "other" category in the Statement of Operations together with insurance expenses of $49,181 incurred to unaffiliated entities. Such expenses are the major components of "other" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion to the Fund.

Certain officers and Trustees of the Fund are also officers of the Adviser. Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $500 for each meeting attended.

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies all of which are venture capital companies, during the six months ended March 31, 2006 were as follows:

Issuer	Value on October 1, 2005	Purchases	Sales	Income	Value on March 31, 2006
Agilix Corporation	$571,429	$—	$—	$—	$571,429
CardioNet, Inc.	5,820,004	—	—	12,043	5,820,004
Concentric Medical, Inc.	10,192,176	—	—	—	10,192,176
CytoLogix Corporation	755,703	—	—	17,857	755,703
OmniSonics Medical Technologies, Inc.	3,981,225	—	—	—	3,981,225
PHT Corporation	5,139,506	—	—	—	5,139,506
	$26,460,043	$0	$0	$29,900	$26,460,043

(4)  Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently constitute 40% or less of net assets. The value of these securities represents 17% of the Fund's net assets at March 31, 2006.

During the year ended September 30, 2004, restricted securities from one issuer were exchanged for cash in connection with a corporate action, a portion of which has been retained by the issuer in an escrow account pending resolution of certain contingencies and whose estimated value of $684,509 at March 31, 2006 has also been determined by the Trustees. The value of the escrow account is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2006, as determined by the Trustees of the Fund. With the exception of Conor Medsystems, Inc. Restricted common stock the Fund on its own does not have the right to demand that such securities be registered. Subject to certain conditions the Fund has the right to request registration of Conor Medsystems, Inc. Restricted common stock.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

(continued)

Security(g)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agensys, Inc.
Series C Cvt. Pfd.	2/14/02, 9/27/05	$3,307,024	$2.95	$3,300,300
Agilix Corporation
Series B Cvt. Pfd.	11/8/01	3,014,260	0.24	571,429
Akorn, Inc.
Restricted Common	3/7/06	2,600,001	4.13	2,386,801
Avalon Pharmaceuticals, Inc.
Restricted Common	10/22/01-2/11/05	3,217,655	4.80	995,155
Aveta, Inc.
Restricted Common	12/21/05	2,999,997	13.50	2,999,997
CardioNet, Inc.
Series C Cvt. Pfd.	5/3/01-3/25/03	5,551,349	3.50	5,520,004
Convertible Note	8/15/05	300,000	1.00	300,000
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,502,620	6.00	2,250,000
Series C-1 Cvt. Pfd.	3/31/01	111,488	6.00	193,158
Series D Cvt. Pfd.	3/14/01	1,668,122	6.00	1,680,630
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/7/02-1/24/03	3,329,210	1.40	6,794,116
Series C Cvt. Pfd.	12/19/03	1,500,000	1.40	2,441,860
Series D Cvt. Pfd.	9/30/05	957,768	1.40	956,200
Conor Medsystems, Inc.
Restricted Common	10/23/03-8/6/04	653,127	27.93	3,049,956
Corus Pharma, Inc.
Series C Cvt. Pfd.	4/8/04	3,002,344	0.58	1,500,000
Cougar Biotechnology Inc.
Series A Cvt. Pfd.	3/30/06	1,462,499	1.73	1,462,499
Restricted Common	3/30/06	162,501	1.73	162,501
CytoLogix Corporation
Series A Cvt. Pfd.	1/13/98-7/21/99	1,622,895	0.83	399,984
Series B Cvt. Pfd.	1/11/01	760,284	0.83	187,382
Convertible Note	5/29/02	168,337	1.00	168,337
Dako A/S
Restricted Common	6/14/04	1,102,920	10.41	271,961
EPR, Inc.
Series A Cvt. Pfd.	3/9/94	1,000,409	0.01	2,222
Galileo Pharmaceuticals, Inc.
Series F-1 Cvt. Pfd.	8/18/00	3,002,895	0.00	140
I-trax, Inc.
Series A Cvt. Pfd.	3/18/04	4,003,650	34.90	5,584,000
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,923,506	0.52	1,920,000
Masimo Corporation
Series D Cvt. Pfd.	8/14/96	1,120,224	11.00	1,760,000
Restricted Common	3/31/98	0	0.01	1,600
Medwave, Inc.
Restricted Common	2/21/06	2,275,000	3.24	2,690,146
OmniSonics Medical Technologies, Inc.
Series B Cvt. Pfd.	5/24/01	2,409,023	1.34	2,181,224
Series C Cvt. Pfd.	10/1/03	1,800,336	1.16	1,800,001
PHT Corporation
Series D Cvt. Pfd.	7/23/01	4,205,754	0.78	4,200,000
Series E Cvt. Pfd.	9/12/03-10/14/04	941,669	0.78	939,506
Raven biotechnologies, Inc.
Series B Cvt. Pfd.	12/12/00	3,001,725	0.83	1,509,091
Series C Cvt. Pfd.	11/26/02	2,331,600	0.83	2,331,600
Series D Cvt. Pfd.	6/23/05	1,205,415	0.29	1,200,000
Songbird Hearing, Inc.
Restricted Common	12/14/00	3,004,861	0.01	2,085

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

(continued)

Security(g)	Acquisition Date	Cost	Carrying Value per Unit	Value
Syntiro Healthcare Services
Restricted Common	2/5/97	$1,200,325	$0.001	$306
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	2,763,306	1.30	2,760,000
Therion Biologics Corporation
Series A Cvt. Pfd.	8/20/96-10/16/96	444,850	1.22	57,837
Series B Cvt. Pfd.	6/22/99	901,393	1.22	292,800
Series C Cvt. Pfd.	9/26/01-10/15/01	1,529,348	1.22	497,409
Series C-2 Units	8/13/03	59,998	1.22	40,665
Sinking Fund Cvt. Pfd.	10/18/94-8/20/96	721,291	0.01	361
Restricted Common	7/12/90-1/25/96	511,365	0.01	2,268
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	3,002,506	3.80	247,825
Series I Cvt. Pfd.	7/8/05	579,407	3.86	577,100
Xanthus Life Sciences, Inc.
Series B Cvt. Pfd.	12/5/03-3/23/06	2,556,320	1.00	2,555,000
Zyomyx, Inc.
Series A New Cvt. Pfd.	1/12/04	299,700	0.10	30,000
Series B New Cvt. Pfd.	2/19/99-1/12/04	468	0.10	30
New Restricted Common	2/19/99-7/22/04	3,602,065	0.01	3,000
		$89,392,810		$70,778,486	(h)

(g)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

(h)  Represents 17% of the Fund's net assets as of March 31, 2006.

(5)  Sources of Net Assets

The changes in the sources of net assets for the period from October 1, 2005 through March 31, 2006 are as follows:

	Capital Paid in on Shares of Beneficial Interest	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments	Net Unrealized Gain on Investments	Total Net Assets
As of October 1, 2005:	$343,813,078	($22)	$13,864,181	$59,440,335	$417,117,572
For the period from October 1, 2005 through March 31, 2006:
Net investment loss		(490,877)			(490,877)
Net realized gains			17,350,733		17,350,733
Distributions, net of reinvestments paid			(18,795,337)		(18,795,337)
Value of shares issued in reinvestment of dividends	9,481,853				9,481,853
Increase in net unrealized gain on investments				2,398,359	2,398,359
As of March 31, 2006:	$353,294,931	($490,899)	$12,419,577	$61,838,694	$427,062,303

H&Q HEALTHCARE INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies and relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 30 Rowes Wharf, Boston, MA 02110-3328; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

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H&Q HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH

30 Rowes Wharf, 4th Floor
Boston, Massachusetts 02110-3328
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Kathleen Eckert, Secretary, Treasurer and Chief Compliance Officer

Trustees

Lawrence S. Lewin

Robert P. Mack, M.D.

Eric Oddleifson

Daniel R. Omstead, Ph.D

Oleg M. Pohotsky

Uwe E. Reinhardt, Ph.D.

Henri A. Termeer

Investment Adviser

Hambrecht & Quist Capital Management, LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Shareholder Services, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

HQH-SAR-06

Item 2.                                   CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

No applicable to this semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.                        DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.                        PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11.                      CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that may have materially affected or are reasonably likely to materially affect, the Registrant’s internal control.

ITEM 12.                      EXHIBITS

(a)(1)  Code of Ethics: Not applicable to this semi-annual filing.

(a)(2)  Certification: Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President
Date:	6/5/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen Eckert
Kathleen Eckert, Treasurer
Date:	6/5/06

By (Signature and Title)*

Date:

* Print the name and title of each signing officer under his or her signature.